Exhibit 10.8
LIBOR TRANSITION AMENDMENT
THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of November 1, 2022 (the “Amendment Effective Date”), is entered into among ABM INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrower party hereto (together with the Company, the “Borrowers” and each, a “Borrower”), the Subsidiary Guarantors party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent, have entered into that certain Credit Agreement dated as of September 1, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars (the “Impacted Currency”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currency should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currency. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currency and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currency.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by each Borrower, each Subsidiary Guarantor and the Administrative Agent.
5.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.

(a)The Loan Documents, and the obligations of the Borrowers and the Subsidiary Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Borrower and each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Subsidiary Guarantor hereby reaffirms its obligations under the Guarantee Agreement and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.
(c)Each Borrower and each Subsidiary Guarantor represents and warrants that:
(i)    The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (b) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any law.
(ii)    This Agreement has been duly executed and delivered by such Person, and when executed and delivered by such Person, will constitute a legal, valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    Immediately before and immediately after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct (x) in the case of the representations and warranties qualified as to materiality or Material Adverse Effect, in all respects and (y) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, and (B) no Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality,

invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this LIBOR Transition Agreement to be duly executed and delivered as of the date first above written.
COMPANY:    ABM INDUSTRIES INCORPORATED, a Delaware corporation

By:    /s/ Earl    R. Ellis
Name: Earl R. Ellis
Title: Executive Vice President and
Chief Financial Officer

DESIGNATED BORROWER:    ABM AVIATION UK LIMITED,
a company incorporated and registered in England as a private company limited by shares

By:    /s/ John King
Name: John King
Title: Director

[SIGNATURE PAGES FOLLOW]

SUBSIDIARY
GUARANTORS:     ABM AVIATION, INC., a Georgia corporation
ABM BUILDING & ENERGY SOLUTIONS, LLC,
a Delaware limited liability company
ABM BUILDING SERVICES, LLC, a Delaware limited liability company
ABM BUILDING SOLUTIONS, LLC, a Delaware limited liability company
ABM ELECTRICAL & LIGHTING SERVICES, LLC,
a Delaware limited liability company
ABM ELECTRICAL & LIGHTING SOLUTIONS, INC.,
a Delaware corporation
ABM ELECTRICAL POWER SERVICES, LLC,
a Delaware limited liability company
ABM ELECTRICAL POWER SOLUTIONS, LLC,
a Delaware limited liability company
ABM FRANCHISING GROUP, LLC, a Delaware limited liability company
ABM GENERAL SERVICES, INC., a Delaware corporation
ABM HEALTHCARE SUPPORT SERVICES, INC., a Michigan corporation
ABM INDUSTRIAL SERVICES, INC., a Delaware corporation
ABM INDUSTRY GROUPS, LLC, a Delaware limited liability company
ABM TEXAS GENERAL SERVICES, INC., a Delaware corporation
ASSOCIATED FACILITY VENTURES, LLC,
a Nevada limited liability company
ERIE ACQUISITION HOLDINGS, INC., a Delaware corporation
ERIE MERGER HOLDINGS, LLC, a Delaware limited liability company
GCA CLEANING SPECIALTIES, L.P., a Texas limited partnership
GCA EDUCATION SERVICES CENTRAL STATES, INC.,
an Illinois corporation
GCA EDUCATION SERVICES OF NEW ENGLAND, LLC,
a Delaware limited liability company
GCA EDUCATION SERVICES, INC., a Tennessee corporation
GCA INTERMEDIATE HOLDING CORP., a Delaware corporation
GCA K12 EDUCATION SERVICES, INC., a Texas corporation
GCA NUCLEAR FACILITY SERVICES, INC., a Texas corporation
GCA PRODUCTION SERVICES, INC., a Delaware corporation
GCA SERVICES GROUP MOUNTAIN STATES, L.P.,
a Texas limited partnership
GCA SERVICES GROUP OF CALIFORNIA, INC., a California corporation
GCA SERVICES GROUP OF COLORADO, INC., a Colorado corporation
GCA SERVICES GROUP OF NORTH CAROLINA, INC.,
a North Carolina corporation
GCA SERVICES GROUP OF NORTHWESTERN STATES, INC., a Washington corporation

By:    /s/ Dean A. Chin
Name: Dean A. Chin
Title:    Treasurer

[SIGNATURE PAGES FOLLOW]

GCA SERVICES GROUP, INC., a Delaware corporation
GCA STAFFING SERVICES, INC., a Delaware corporation
GRADE SUB TWO, LLC, a Delaware limited liability company
LINC FACILITY SERVICES IRAQ, LLC, a Delaware limited liability company
LINC FACILITY SERVICES ME, LLC, a Delaware limited liability company
LINC INTERNATIONAL, INC., a Delaware corporation
NATIONAL BUILDING MAINTENANCE CORP., a Delaware corporation
ONESOURCE HOLDINGS, LLC, a Delaware limited liability company
ONESOURCE SERVICES LLC, a Delaware limited liability company
ASSOCIATED FACILITY MANAGEMENT, LLC,
a Nevada limited liability company
GCA SERVICES GROUP OF TEXAS, L.P., a Texas limited partnership

By:    /s/ Dean A. Chin
Name: Dean A. Chin
Title:    Treasurer

ABM FACILITY SUPPORT SERVICES, LLC,
a Delaware limited liability company

By:    /s/ Andrew Sherman
Name: Andrew Sherman
Title:    President

CROWN ENERGY SERVICES, INC., a California corporation
ABLESERVE MANAGEMENT COMPANY, a California corporation
ABLE ADVANTAGE ACQUISITION, INC., a Delaware corporation
CROWN BUILDING MAINTENANCE CO., a California corporation

By:    /s/ Earl R. Ellis
Name: Earl R. Ellis
Title:    Chief Financial Officer

AES MGMT LLC, a California limited liability company
By:    CROWN ENERGY SERVICES, INC., its sole member

By:    /s/ Earl R. Ellis
Name: Earl R. Ellis
Title: Chief Financial Officer

CBM MGMT LLC, a California limited liability company
By:    CROWN BUILDING MAINTENANCE CO., its sole member

By:    /s/ Earl R. Ellis
Name: Earl R. Ellis
Title: Chief Financial Officer

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

Appendix A

TERMS APPLICABLE TO TERM SOFR LOANS

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Administrative Agent’s Office” means, with respect to Dollars, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Administrative Agent may from time to time notify the Company and the Lenders.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.
“CME” means CME Group Benchmark Administration Limited.
“Committed Loan Notice” means a Borrowing Request or an Interest Election Request, as applicable, and such term shall be deemed to include the Borrowing Request attached hereto as Exhibit A and the Interest Election Request attached hereto as Exhibit B.
“Conforming Changes” with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Interest Payment Date” means, as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the applicable Borrower in its Committed Loan Notice (in the case of each requested Interest Period, subject to availability); provided that:
    (a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

    (b)    any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
    (c)     no Interest Period shall extend beyond the Maturity Date.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means 10 basis points (0.10%) per annum.
“Term SOFR” means:
    (a)    for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
    (b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;
provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
2.    Terms Applicable to Term SOFR Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)    Impacted Currency. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars, or to continue an existing Eurocurrency Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan.

(b)     References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.
(i)     References to the Eurocurrency Rate, and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Term SOFR and Term SOFR Loans, as applicable. In addition, references to the Eurocurrency Rate in the definition of Base Rate in the Credit Agreement shall be deemed to refer to Term SOFR.
(ii)     For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a Term SOFR Loan.
(c)     Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection  of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
(d)    Borrowings, Conversions, Continuations and Prepayments of Term SOFR Loans. In addition to any other Borrowing or prepayment requirements set forth in the Credit Agreement:
(i)    Term SOFR Loans. Each Borrowing, each conversion of Loans (other than Swingline Loans) from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof. Each Committed Loan Notice shall specify (i) whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the

Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If a Borrower fails to specify a Type of Loan in a Committed Loan Notice or if a Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If a Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(ii)    Conforming Changes. With respect to SOFR or Term SOFR the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

(iii)    Borrowing Request. For purposes of a Borrowing of Term SOFR Loans, the Borrowers shall use the Committed Loan Notice attached hereto as Exhibit A and for purposes of a continuation of or conversion to Term SOFR Loans, the Borrowers shall use the Committed Loan Notice attached hereto as Exhibit B.

(iv)    Voluntary Prepayments of Term SOFR Loans. The Borrowers may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Term SOFR Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to any date of prepayment of Term SOFR Loans.

(e)    Interest.
    (i)    Subject to the provisions of the Credit Agreement with respect to default interest, each Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Term SOFR plus the Applicable Rate.
    (ii)    Interest on each Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 2.17 of the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(f)     Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(g)    Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for Dollars shall be deemed to apply to Term SOFR Loans and Term SOFR, as applicable, and the related defined terms shall be deemed to include Dollars and Term SOFR, as applicable.

Exhibit A

[FORM OF] BORROWING REQUEST
Bank of America, N.A.,
as Administrative Agent
2380 Performance Dr.
Mail Code: TX2-984-03-23
Richardson, TX, 75082
Attention: Armando A. Gonzalez
armando.a.gonzalez@bofa.com
[Date]
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of September 1, 2017 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”) among ABM Industries Incorporated, a Delaware corporation (the “Company”), the subsidiaries of the Company from time to time party thereto as Designated Borrowers (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Lenders party thereto, Bank of America, N.A., as Administrative Agent and certain other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
This notice constitutes a Borrowing Request and the undersigned hereby gives you notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Borrowing under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing:
(A)Name of Borrower: [ABM Industries Incorporated][        ]
(B)Class of Borrowing:1
(C)Aggregate principal amount of Borrowing:2
(D)Date of Borrowing (which is a Business Day):
(E)Type of Borrowing:3
(F)Interest Period and the last day thereof:4
1 Specify Term Loan Borrowing, Dollar Tranche Revolving Borrowing, Multicurrency Tranche Revolving Borrowing, Incremental Borrowing or Refinancing Borrowing, and if an Incremental Borrowing, specify the Series.
2 Must comply with Section 2.02(c) of the Credit Agreement.
3 Specify Term SOFR or Base Rate Borrowing and, in the case of a Revolving Loan Borrowing in Dollars, whether such Borrowing is to be a Dollar Tranche Revolving Borrowing or a Multicurrency Tranche Revolving Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing.
4 Applicable to Term SOFR Borrowings, shall be subject to the definition of “Interest Period” and can be a period of one, three or six months (in each case, subject to availability for the interest rate applicable the relevant currency). If an Interest Period is not specified, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.
13

(G)Requested currency of Borrowing:5
(H)Applicable Funding Account:
[Name of Bank]
(Account No.:
[The undersigned represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Borrowing requested herein.]6
[SIGNATURE PAGE FOLLOWS]
5 Applicable to Term SOFR Borrowings. If no election as to the currency of Borrowing is specified, then the requested Borrowing shall be made in Dollars made under the Dollar Tranche Revolving Commitments.
6 Applicable to Borrowings after the Closing Date.
14

Very truly yours,
ABM INDUSTRIES INCORPORATED,
a Delaware corporation
By:
Name:
Title:

Exhibit B

[FORM OF] INTEREST ELECTION REQUEST
Bank of America, N.A.,
as Administrative Agent
2380 Performance Dr.
Mail Code: TX2-984-03-23
Richardson, TX, 75082
Attention: Armando A. Gonzalez
armando.a.gonzalez@bofa.com
[Date]
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of September 1, 2017 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”) among ABM Industries Incorporated, a Delaware corporation (the “Company”), the subsidiaries of the Company from time to time party thereto as Designated Borrowers (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Lenders party thereto, Bank of America, N.A., as Administrative Agent and certain other Persons from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
This notice constitutes an Interest Election Request and the undersigned Borrower hereby gives you notice, pursuant to Section 2.08 of the Credit Agreement, that it requests the [conversion] / [continuation] of a Borrowing under the Credit Agreement, and in that connection such Borrower specifies the following information with respect to such Borrowing and each resulting Borrowing:
1.Borrowing to which this request applies:

Borrower:                [ABM Industries Incorporated][ ]
Class:7
Principal Amount:
Type:8
Interest Period:9

2.Effective date of this election:10
7 Specify Term Loan Borrowing, Dollar Tranche/Multicurrency Tranche Revolving Borrowing, Incremental Borrowing or Refinancing Borrowing, and if an Incremental Borrowing, specify the Series.
8 Specify Base Rate Borrowing or Term SOFR Borrowing and, in the case of a Revolving Borrowing in Dollars, whether such Borrowing is to be a Dollar Tranche Revolving Borrowing or a Multicurrency Tranche Revolving Borrowing.
9 In the case of a Term SOFR Borrowing, specify the last day of the current Interest Period therefor.
10 Must be a Business Day.

3.Resulting Borrowing[s]:11
    Class:12
    Principal Amount:13
    Type:14
    Interest Period:15

[SIGNATURE PAGE FOLLOWS]

11 If different options are being elected with respect to different portions of the Borrowing, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing of such Type in Section 2.02(c) of the Credit Agreement.
12 Specify Term Loan Borrowing, Dollar Tranche/Multicurrency Tranche Revolving Borrowing, Incremental Borrowing or Refinancing Borrowing, and if an Incremental Borrowing, specify the Series.
13 Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.
14 Specify whether the resulting Borrowing is to be a Base Rate Borrowing or Term SOFR Borrowing.
15 Applicable only if the resulting Borrowing is to be a Term SOFR Borrowing, shall be subject to the definition of “Interest Period” and can be a period of one, three or six months (in each case, subject to availability for the interest rate applicable the relevant currency) and cannot extend beyond the Maturity Date. If an Interest Period is not specified, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.